EXHIBIT 99.1
                           ============

Certification of Chief Executive Officer and Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350
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In connection with the quarterly report on Form 10-QSB of Siam Imports, Inc.
(Registrant), as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Dennis Eldjarnson, Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

   (1) this quarterly report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) the information contained in this quarterly report fairly presents, in all material respects, the financial condition and results of operations of Registrant.



Date: December 21, 2004         /s/ Dennis Eldjarnson
                              ----------------------------------
                              Chief Executive Officer, Chief
                              Financial Officer and
                              Principal Accounting Officer of
                              Siam Imports, Inc., Registrant























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